UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017

Oppenheimer Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12043	98-0080034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street

New York, New York 10004

(Address of Principal Executive Offices) (Zip Code)

(212) 668-8000

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.             Regulation FD Disclosure.

In connection with the offering described below, Oppenheimer Holdings Inc., a Delaware corporation (the “Company”) is furnishing under Item 7.01 of this Current Report on Form 8-K certain information with respect to the Company that has not previously been reported to the public. This information is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

Item 8.01              Other Events.

On June 6, 2017, the Company issued a press release announcing a private offering of up to $200,000,000 aggregate principal amount of senior secured notes due 2022, subject to market and other conditions. A copy of this press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

The notes and the related guarantees have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit
99.1	Certain information with respect to the Company that has not previously been reported to the public.

99.2	Press Release issued June 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oppenheimer Holdings Inc.

	By:	/s/ Jeffrey J. Alfano
		Name:	Jeffrey J. Alfano
		Title:	Chief Financial Officer (Duly Authorized Officer)

Date: June 7, 2017

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Certain information with respect to the Company that has not previously been reported to the public.

99.2	Press Release issued June 6, 2017.